UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 24, 2008 (November 15, 2008)

BIOMODA INC.
(Exact Name of Registrant as Specified in its Charter)

New Mexico
(State or Other Jurisdiction of Incorporation)

333-90738	85-0392345
(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 11342
Albuquerque, NM 87192
(Address of Principal Executive Offices, Including Zip Code)

(505) 821-0875
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information contained in this Item 7.01 shall not be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended.

On November 15, 2008, Biomoda, Inc., a New Mexico corporation, released to interested parties a series of financial projections based on an analysis of similarly situated companies in the general marketplace.  Biomoda plans to discuss these financial projections attached to this Current Report on Form 8-K with interested parties to solicit investment in the Company.  Stockholders are advised to read these financial projections.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended Section 21E of the Securities Exchange Act of 1934, as amended, and about Biomoda, Inc. and financial projections for company business.  Forward-looking statements are statements that are not historical facts.  All statements, other than statements of historical fact, including, without limitation, statements regarding Biomoda’s financial position, business strategy, or plans or management’s objective and future operations, and industry conditions, are forward-looking statements.  Such forward-looking statements, based upon the current beliefs and expectations of Biomoda’s management, are subject to risk and uncertainties, which could cause actual results to differ materially from the forward-looking statements.  The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements (“Cautionary Statements”):  the failure of Biomoda’s technology to gain approval from the U.S. Food and Drug Administration for use as a diagnostic device for cancer; the cost and time required to commercialize Biomoda’s technology; the market acceptance of Biomoda’s technology as a diagnostic for cancer; changing interpretations of generally accepted accounting principles; costs associated with compliance with government regulations, requirements or changes adversely affecting the businesses in which Biomoda is engaged; the continued ability of Biomoda to successfully execute its business plan involving proper management of its technology development and commercialization; demand for the product and services provided by Biomoda; general economic conditions, as well as other relevant risks detailed in Biomoda’s filings with the Securities and Exchange Commission.  The information set forth herein should be read in light of such risks.  Biomoda does not assume any obligation to update the information contained in these financial projections.  All such subsequent written and oral forward-looking statements attributable to Biomoda, or persons acting on Biomoda’s behalf, are expressly qualified in their entirety by the Cautionary Statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.             Description

99.1                          Three Year Sales Forecast by Quarters
99.2                          Five Year Sales Forecast by Year
99.3                          Three Year Income Statement Forecast by Quarters
99.4                          Five Year Income Statement Forecast by Year
99.5                          Balance Sheet Forecast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biomoda, Inc.

Date: November 24, 2008	By:	/s/ John J. Cousins
John J. Cousins
President